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Allmerica
   FINANCIAL SERVICES_______________________________________________________

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                                   . Allmerica IRA





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                                   ALLMERICA
                                 FINANCIAL(R)

                              Semi-Annual Report

                                 JUNE 30, 2001
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The following funds are available under the group variable annuity you have chosen:

                         Select Aggressive Growth Fund
                       Select International Equity Fund
                               Core Equity Fund
                               Equity Index Fund
                      Select Investment Grade Income Fund
                             Government Bond Fund
                               Money Market Fund

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   General Information
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Officers of First Allmerica Financial Life Insurance
Company (FAFLIC)

John F. O'Brien, President and CEO
Richard M. Reilly, Vice President
Edward J. Parry III, Vice President and CFO
John P. Kavanaugh, Vice President and
 Chief Investment Officer
Mark C. McGivney, Treasurer
Charles F. Cronin, Secretary and Counsel

Investment Advisers
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

    Investment Sub-Advisers
    Allmerica Asset Management, Inc.
    440 Lincoln Street, Worcester, MA 01653
      Equity Index Fund
      Select Investment Grade Income Fund
      Government Bond Fund
      Money Market Fund

    Bank of Ireland Asset Management (U.S.) Limited
    U.S. Offices: 20 Horseneck Lane,
    Greenwich, CT 06830
    Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
      Select International Equity Fund

    Jennison Associates LLC
    466 Lexington Street, New York, NY 10017
      Select Aggressive Growth Fund (Co-Sub-Adviser)

    Massachusetts Financial Services Company
    500 Boylston Street, Boston, MA 02116
      Select Aggressive Growth Fund (Co-Sub-Adviser)

    Miller Anderson & Sherrerd, LLP
    One Tower Bridge, West Conshohocken, PA 19428
      Core Equity Fund

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  Performance Disclosure
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Allmerica IRA
Average Annual Total Returns as of 6/30/01

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews that follow.




Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more than their original cost.


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                                 Allmerica IRA

Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-533-7881.

                    The Allmerica IRA contract is issued by
        First Allmerica Financial Life Insurance Company and offered by
                Allmerica Investments, Inc., member NASD/SIPC.

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                                   ALLMERICA
                                 FINANCIAL(R)

                       THE ALLMERICA FINANCIAL COMPANIES
                       ---------------------------------
First Allmerica Financial Life Insurance Company . Allmerica Financial Life
              Insurance and Annuity Company (all states except NY)
    Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
        Investment Management Company, Inc. . Financial Profiles, Inc.
  The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance
             Insurance Company . Allmerica Asset Management, Inc.
Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of
                      America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653

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Semi-Annual Reports dated June 30, 2001, of certain underlying funds are incorporated herein by reference as the reports sent to contractowners of the First Allmerica Financial Life Insurance Company, Separate Account I
(File No. 811-6666), under Section 30b-2 of the Investment Company Act of 1940.

Incorporated by reference herein are certain series of Allmerica Investment Trust filed on Form N-30D on September 5, 2001. Accession number 0000927016-01-502795.